UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

0-11936

Date of Report (Date of earliest event reported):      February 7, 2005

LAFARGE NORTH AMERICA INC.

Incorporated in Maryland

12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600

I.R.S. Employer Identification No. 58-1290226

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”

     On February 7, 2005, Lafarge North America Inc. issued a News Release announcing its earnings for the Fourth-Quarter of 2004 and for the 2004 fiscal year. A copy of the News Release is filed as Exhibit 99.1 hereto.

Item 9.01(c) Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1	News Release issued by Lafarge North America Inc. on February 7, 2005 titled “Lafarge North America Reports Record Fourth-Quarter and Year-End Earnings.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.
By:	/s/ Eric C. Olsen
Eric C. Olsen
Executive Vice President and Chief Financial Officer

Date: February 7, 2005